                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Tipperary Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                              TIPPERARY CORPORATION
                             633 SEVENTEENTH STREET
                                   SUITE 1550
                             DENVER, COLORADO  80202
------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                JANUARY 24, 1996


TO THE SHAREHOLDERS:

Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Tipperary Corporation (the "Company"), a Texas corporation, will be held in the Management Briefing Center on the fourth floor of First Interstate Bank of Denver, 633 Seventeenth Street, Denver, Colorado, on Wednesday, January 24, 1996, at 10:00 a.m., MST, for the purpose of taking action on:

1. The election of 6 directors to serve until the next Annual Meeting of Shareholders or until their successors shall be duly elected and qualified;

2. The ratification of the reappointment of Price Waterhouse LLP ("Price Waterhouse") as the Company's independent accountants for fiscal 1996; and

3. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Company's Board of Directors has fixed the close of business on December 1, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. These materials were first mailed to shareholders on or about December 22, 1995. Both the principal executive office and mailing address of the Company is 633 Seventeenth Street, Suite 1550, Denver, Colorado 80202.

Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              Elaine R. Treece
                              Corporate Secretary

Date:     December 22, 1995

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE COMPLETE AND PROMPTLY RETURN YOUR SIGNED PROXY IN THE POSTAGE-PAID ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IF YOU ATTEND THE MEETING YOU CAN REVOKE YOUR PROXY AND VOTE IN PERSON.

Page 2                                                    Tipperary Corporation
-------------------------------------------------------------------------------

                            TIPPERARY CORPORATION

                               PROXY STATEMENT

                            SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors of Tipperary Corporation in connection with the Annual Meeting of Shareholders on Wednesday, January 24, 1996, ("Annual Meeting") to be held in the Management Briefing Center on the fourth floor of First Interstate Bank of Denver, 633 Seventeenth Street, Denver, Colorado, at 10:00 a.m., MST.

The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, Proxy Statement and form of proxy, which were first mailed to the shareholders on or about December 22, 1995, will be borne by the Company. It is contemplated that solicitation of proxies will be primarily by mail, but may be supplemented by personal solicitation by the Company's officers, directors and other regular employees to whom no additional compensation will be paid.

                               REVOCATION OF PROXY

Any shareholder giving a proxy may revoke it at any time prior to its use by notifying the Company either in person or by written notice of the revocation. Each notice must specifically revoke the power to use and vote the proxy. Shareholder attendance at the Annual Meeting may revoke any proxy given by such shareholder. If no specification is made on the proxy, the shares will be voted in accordance with the recommendation of the Board of Directors, as stated herein, or at the discretion of the named proxies with regard to any other matter that may properly come before the Annual Meeting.

                          VOTING AT THE ANNUAL MEETING

The close of business on December 1, 1995, has been fixed by the Company's Board of Directors as the record date for the determination of shareholders entitled to vote at the Annual Meeting. As of that date, the Company had issued and outstanding 11,209,604 shares of Common Stock, par value $.02 per share.

The Company's Articles of Incorporation do not permit cumulative voting by shareholders. The Common Stock is the Company's only class of voting securities. Accordingly, each holder of Common Stock as of the record date shall be entitled to cast one vote for each share of Common Stock held by him.

Of the votes cast at the Annual Meeting, a vote of the holders of a majority of the Common Stock present, either in person or by proxy, is required to elect each director nominee and to ratify the reappointment of Price Waterhouse as the Company's independent accountants for fiscal 1996.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of December 1, 1995, regarding the beneficial ownership of the voting securities of the Company by persons and entities known by the Company to beneficially own more than 5% of the outstanding Common Stock of the Company, its only outstanding class of voting securities. Except as otherwise indicated, to the knowledge of the Company, each person or entity whose name appears below has sole voting and investment power over its respective shares of Common Stock.

Page 3                                                    Tipperary Corporation
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              Amount and Nature
Name and Address of             of Beneficial              Percentage of
Beneficial Owner                  Ownership                   Class (1)
-------------------------------------------------------------------------------
Texland Oil, Inc.
33 West Monroe Street            3,117,514 (1)                   27.8%
Chicago, Illinois 60603
-------------------------------------------------------------------------------
SDK Incorporated
33 West Monroe Street            4,898,920 (1)                   43.7%
Chicago, Illinois 60603
-------------------------------------------------------------------------------
Slough Parks, Inc.
33 West Monroe Street            4,898,920 (1)                   43.7%
Chicago, Illinois 60603
-------------------------------------------------------------------------------

(1)   SDK Incorporated ("SDK"), a Delaware corporation, owns
      100% of the Common Stock of Texland Oil, Inc.
      ("Texland").  According to Amendment No. 9 to its
      Statement on Schedule 13D, dated July 31, 1995, the
      following entities may be deemed to beneficially own the
      Common Stock of Texland, through control of SDK: Slough
      Parks, Inc., a Delaware corporation ("Slough Parks"), the
      controlling shareholder of SDK; Slough Parks Holding,
      Inc. ("SPH"), a Delaware corporation, the sole
      shareholder of Slough Parks; Slough Trading Estate
      Limited, a limited liability company formed under the
      laws of the United Kingdom ("STEL"), the sole shareholder
      of SPH; Slough Properties Limited ("SPL"), a limited
      liability company formed under the laws of the United
      Kingdom, the sole shareholder of STEL; Slough Estates PLC
      ("SEL"), a public limited liability company formed under
      the laws of the United Kingdom, the sole shareholder of
      SPL.  The board of directors of SEL ultimately exercises
      voting and dispositive power with regard to the shares of
      the Company's Common Stock held by Texland.  According to
      the above referenced Schedule 13D, SEL is a publicly held
      limited liability company, whose principal office is
      located at 234 Bath Road, Trading Estate, Slough SL1 4EE,
      England.  Pursuant to Amendment No. 9 of Schedule 13D, to
      the knowledge of SEL, no shareholder owns more than 5% of
      its outstanding shares.
-------------------------------------------------------------------------------

                        SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of December 1, 1995, regarding shares of the Company's Common Stock beneficially owned by each director, nominee for director and executive officers and directors as a group. Except as otherwise indicated, to the knowledge of the Company, each person has sole voting and investment power over his respective shares of Common Stock.

Page 4                                                    Tipperary Corporation
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                Amount and
                        Name of                  Nature of
                      Beneficial                Beneficial     Percentage of
Title of Class           Owner                   Ownership        Class (1)
-------------------------------------------------------------------------------
Common Stock       Anthony F. Kramer             2,500 (2)(3)         *
                   Carter G. Mathies           523,200    (4)       4.5%
                   David L. Bradshaw           256,770    (5)       2.2%
                   James A. McAuley            268,453    (6)       2.4%
                   Eugene I. Davis              33,333    (7)         *
                   Marshall D. Lees                  0                *
                   Jeff T. Obourn               16,000    (8)         *
                   Robert T. Larson, Jr.        10,000    (9)         *
                   Larry G. Sugano               6,000   (10)         *
                   Wayne W. Kahmeyer             6,666   (11)         *

                   Executive officers and    1,122,922              9.3%
                   directors as a group,
                   10 in number

*less than 1%
-------------------------------------------------------------------------------
(1)   Securities not outstanding, but included in the
      beneficial ownership of each such person are deemed to be
      outstanding for the purpose of computing the percentage
      of outstanding securities owned by such person, but are
      not deemed to be outstanding for the purpose of computing
      the percentage of the class owned by any other person.
-------------------------------------------------------------------------------
(2)   Mr. Kramer is Chairman of the Board of Texland Oil, Inc.,
      which beneficially owns 3,117,514 shares (27.8%) of
      Common Stock.  Mr. Kramer, however, individually
      disclaims beneficial ownership of any shares owned by
      Texland Oil, Inc.
-------------------------------------------------------------------------------
(3)   Excludes 2,500 shares of Common Stock owned by Mr.
      Kramer's wife, to which he disclaims beneficial
      ownership.
-------------------------------------------------------------------------------
(4)   Includes 520,000 shares of Common Stock issuable pursuant
      to options/warrants which either are currently
      exercisable or will be exercisable within 60 days of
      December 1, 1995.
-------------------------------------------------------------------------------
(5)   Includes 252,916 shares of Common Stock issuable pursuant
      to options/warrants which are currently exercisable or
      will be exercisable within 60 days of December 1, 1995.
-------------------------------------------------------------------------------
(6)   216,571 shares of the Common Stock are held by SDK,
      Incorporated as collateral for Mr. McAuley's personal
      non-interest bearing note payable to SDK.  Also included
      are warrants to acquire 50,000 shares of the Company's
      Common Stock.
-------------------------------------------------------------------------------
(7)   Effective January 26, 1994, the Company granted to Mr.
      Davis a warrant to acquire 50,000 shares of the Common
      Stock at an exercise price of $2.75 per share of which
      33,333 shares will be exercisable within 60 days of
      December 1, 1995.
-------------------------------------------------------------------------------
(8)   Mr. Obourn, Vice President - Land, has been granted
      options to acquire 15,000 shares of Common Stock at an
      exercise price of  $5.13 per share, 15,000 shares of
      Common Stock at an exercise price of $2.75 per share and
      10,000 shares of Common Stock at an exercise price of
      $4.75 per share pursuant to the Company's 1987 Employee
      Stock Option Plan of which 16,000 shares will be
      exercisable within 60 days of December 1, 1995.
-------------------------------------------------------------------------------
(9)   Mr. Larson, Vice President - Exploration & Development,
      has been granted options to acquire 15,000 shares of
      Common Stock at an exercise price of $2.75 per share and
      10,000 shares of Common Stock at an exercise price of
      $4.75 per share pursuant to the Company's 1987 Employee
      Stock Option Plan of which 10,000 shares will be
      exercisable within 60 days of December 1, 1995.
-------------------------------------------------------------------------------
(10)  Mr. Sugano, Vice President - Engineering, has been
      granted options to acquire 15,000 shares of Common Stock
      at an exercise price of  $3.69 per share and 10,000
      shares of Common Stock at an exercise price of $4.75 per
      share pursuant to the Company's 1987 Employee Stock
      Option Plan of which 5,000 shares will be exercisable
      within 60 days of December 1, 1995.
-------------------------------------------------------------------------------
(11)  Mr. Kahmeyer, Controller and Principal Accounting
      Officer, has been granted options to acquire 10,000
      shares of Common Stock at an exercise price of  $2.75 per
      share and 5,000 shares of Common Stock at an exercise
      price of $4.75 per share pursuant to the Company's 1987
      Employee Stock Option Plan of which 6,666 shares will be
      exercisable within 60 days of December 1, 1995.
-------------------------------------------------------------------------------

Page 5                                                    Tipperary Corporation
-------------------------------------------------------------------------------

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors was aided by 4 standing committees during the fiscal year ended September 30, 1995. The Audit Committee assesses the Company's system of internal control and assists in considering the recommendations and performance of the Company's independent accountants; the Compensation Committee evaluates the performance and compensation of the Company's officers and employees; and the Executive Committee performs certain duties and responsibilities as delegated by the Board concerning the day-to-day operations of corporate business. During the fiscal year ended September 30, 1995, Messrs. Davis (Chairman) and McAuley served on the Audit Committee. Messrs. Kramer (Chairman), McAuley and Davis served on the Compensation Committee and all Board members serve on the Executive Committee. The Company's Nominating Committee is responsible for consideration of nominations to the Board of Directors from shareholders of the Company. This committee is composed of Messrs. Mathies (Chairman), Bradshaw and Kramer.

Based solely upon a review of Forms 3 and 4 furnished to the Company during the fiscal year ended September 30, 1995, and Forms 5 with respect to such fiscal year, the Company is unaware of any officer, director or beneficial owner who failed to file any reports timely as required by Section 16 of the Securities Exchange Act of 1934.

                        DIRECTORS MEETINGS AND ATTENDANCE

During the fiscal year ended September 30, 1995, there were 4 regular, special and telephonic meetings of the Company's Board of Directors. All directors attended each meeting. The Audit Committee and the Compensation Committee each met once.

                             EXECUTIVE COMPENSATION

The table below presents the compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and Chief Operating Officer and Chief Financial Officer, respectively, for the fiscal years ended September 30, 1995, 1994 and 1993. No other executive officer of the Company received total annual salary and bonus for each year in excess of $100,000.

---------------------------------------------------------------------------------------------------------------
                                          SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------
                                      ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                                -------------------------------  ----------------------------------------------
                                                                         AWARDS           PAYOUTS
                                                                 -----------------------  -------
                                                                 RESTRICTED                          ALL OTHER
NAME AND PRINCIPAL       FISCAL                     OTHER ANNUAL    STOCK    WARRANTS (2)   LTIP      COMPEN-
   POSITION               YEAR    SALARY    BONUS   COMPENSATION    AWARDS     /OPTIONS    PAYOUTS   SATION (3)
---------------------------------------------------------------------------------------------------------------
Carter G. Mathies,        1995   $150,000         -     - (1)        -               -       -       $2,242
                         -------------------------------------------------------------------------------------
Chief Executive Officer   1994   $150,000   $50,000     - (1)        -         150,000       -       $2,625
                         -------------------------------------------------------------------------------------
                          1993   $150,000         -     - (1)        -               -       -       $2,337
--------------------------------------------------------------------------------------------------------------
David L. Bradshaw,        1995   $108,333   $10,000     - (1)        -               -       -       $1,666
                         -------------------------------------------------------------------------------------
Chief Operating Officer & 1994   $100,000   $30,000     - (1)        -         100,000       -       $1,367
                         -------------------------------------------------------------------------------------
Chief Financial Officer   1993   $100,000         -     - (1)        -               -       -       $1,588
--------------------------------------------------------------------------------------------------------------

__________

(1) The Company furnishes various benefits to Messrs. Mathies and Bradshaw, the value of which are not reported in this column because the Company has concluded that the aggregate amount of these benefits is less than 10% of cash compensation paid.

(2)  No SARs were granted to any of the named officers during the last 3 years.

(3) Represents the Company's matching contribution to the Section 401(k) Retirement Savings Plan.

Page 6                                                    Tipperary Corporation
-------------------------------------------------------------------------------


The following table shows certain information with respect to stock warrants and options granted to the named executive officers during the fiscal year ended September 30, 1995:

--------------------------------------------------------------------------------------------------
                  WARRANT AND OPTION/SAR GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------
                                                                              POTENTIAL REALIZABLE
                                                                                VALUE AT ASSUMED
                          INDIVIDUAL GRANTS                                     ANNUAL RATES OF
                                                                                  STOCK PRICE
                                                                                APPRECIATION FOR
                                                                               WARRANT/OPTION TERM
--------------------------------------------------------------------------------------------------
                    NUMBER OF      PERCENT OF TOTAL
                    SECURITIES      WARRANT/OPTIONS
                    UNDERLYING        GRANTED TO     EXERCISE OR
                 WARRANTS/OPTIONS    EMPLOYEES IN     BASE PRICE  EXPIRATION
     NAME           GRANTED          FISCAL YEAR      ($/SHARE)      DATE       5% ($)   10% ($)
-------------------------------------------------------------------------------------------------
Carter G. Mathies     -0-                0%              $-0-                    $-0-     $-0-
-------------------------------------------------------------------------------------------------
David L. Bradshaw     -0-                0%              $-0-                    $-0-     $-0-
-------------------------------------------------------------------------------------------------

The following table shows information with respect to stock warrants and option exercises during the fiscal year ended September 30, 1995, by the named executive officers and the value of such officer's unexercised stock options and warrants at September 30, 1995.

-----------------------------------------------------------------------------------------------
           AGGREGATED WARRANTS AND OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                 AND FISCAL YEAR-END WARRANTS AND OPTION/SAR VALUES
-----------------------------------------------------------------------------------------------
                                           NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED
                    SHARES                      WARRANTS AND          IN-THE-MONEY WARRANTS
                  ACQUIRED ON    VALUE       OPTIONS/SARS HELD           AND OPTIONS/SARS
                   EXERCISE    REALIZED    AT FISCAL YEAR END (#)       AT FISCAL YEAR END
-----------------------------------------------------------------------------------------------
NAME                                     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------------------------------------------------------------------------------------
Carter G. Mathies        0      $     0    470,000       100,000      $1,196,000     $187,000
-----------------------------------------------------------------------------------------------
David L. Bradshaw   20,000      $44,025    219,583        66,667      $  565,000     $125,000
-----------------------------------------------------------------------------------------------

The Company granted to Mr. Mathies warrants to acquire 450,000 shares of the Common Stock of the Company at an exercise price of $2.00 per share, which became fully vested on October 1, 1992. Mr. Mathies exercised 30,000 shares under the warrant on July 8, 1993. The remaining warrants expire, if not exercised prior thereto, 6 months after termination of Mr. Mathies' employment with the Company. In 1994, Mr. Mathies was granted a nonqualified warrant to acquire 50,000 shares of the Company's Common Stock at an exercise price of $2.75 per share, and, pursuant to the 1987 Employee Stock Option Plan, he was granted an Option to acquire 100,000 shares of the Company's Common Stock at an exercise price of $2.75 per share. Both vest ratably over a three-year period.

The Company granted to Mr. Bradshaw warrants to acquire 225,000 shares of the Common Stock of the Company at an exercise price of $2.00 per share, which became fully vested on October 1, 1992. Mr. Bradshaw exercised 20,000 shares under the warrant on July 8, 1993. The remaining warrants expire, if not exercised prior thereto, 6 months after termination of Mr. Bradshaw's employment with the Company. Pursuant to the Company's 1987 Employee Stock Option Plan, Mr. Bradshaw was granted options to acquire (i) 1,250 shares of the Company's Common Stock which are currently exercisable at an exercise price of $3.52; and
(ii) 100,000 shares of the Company's Common Stock at an exercise price of $2.75 per share which vest ratably over a three-year period, of which 20,000 shares were exercised in August, 1995.

Page 7                                                    Tipperary Corporation
-------------------------------------------------------------------------------


Directors who are officers or employees of the Company are not compensated for serving as directors or for attending meetings. During the fiscal year ended September 30, 1995, the Company compensated its nonemployee, outside directors, Messrs. Kramer, McAuley and Davis, at the rate of $8,000 annually and $1,000 for each board meeting attended. Directors are not compensated for attendance at Board committee meetings.

During fiscal 1994, James A. McAuley, who serves on the Company's Board of Directors, personally acquired an interest in a Utah limited liability company of which the Company is also a member. The limited liability company was formed for the purpose of constructing a natural gas liquids ("NGL") fractionating plant in Alabama. Mr. McAuley negotiated and contracted independently with third parties, as did the Company. During fiscal 1995, Mr. McAuley was paid $250 in consulting fees on this project.

PERFORMANCE GRAPH

The following graph compares the annual percentage change in the Company's cumulative total shareholder return (stock price appreciation plus reinvested dividends) on Common Stock with the cumulative total return of the American Stock Exchange (AMEX) Market Value Index and the Media General Industry Group Index No. 353, "Oil, Natural Gas Exploration" (which includes 140 companies comparable with the Company) for the period from October 1, 1990, through September 30, 1995. The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 at October 1, 1990. Regulation S-K, Item 402(k), requires the disclosure of such information for a five-year period. Numerical comparisons are presented following the graph.


                              COMPARISON OF TOTAL RETURN
                             AMONG TIPPERARY CORPORATION,
                        AMEX MARKET INDEX AND PEER GROUP INDEX


                               [Performance Chart]


                      ASSUMES $100 INVESTED ON OCTOBER 1, 1990
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING SEPTEMBER 30, 1995

Page 8                                                    Tipperary Corporation
-------------------------------------------------------------------------------


----------------------------------------------------------------------
                     FISCAL YEARS ENDING SEPTEMBER 30
----------------------------------------------------------------------
                   1990     1991     1992     1993     1994     1995
----------------------------------------------------------------------
Tipperary         100.00   121.95    92.68   268.29   146.34   180.49
Peer Group        100.00    82.73    70.25    86.83    86.31    87.33
Broad Market      100.00   119.92   125.15   146.91   149.73   180.41
----------------------------------------------------------------------

                      COMPENSATION COMMITTEE REPORT

The Compensation Committee, which is composed of three nonemployee directors, makes recommendations to the Board concerning the compensation of the Company's executive officers. In order to make such recommendations, at the end of each year, the Committee evaluates the Company's performance relative to its business plan and its peer group performance. Additionally, each executive officer's contribution to the Company's achievements during the year is evaluated.

The goal of the Compensation Committee is to ensure that the Company employs qualified, experienced executive officers whose financial interest is aligned with that of the shareholders. The Committee considers general industry practice, tax effects and other factors in structuring executive compensation awards. The following is a discussion of forms of compensation currently being utilized.

Base salaries for each of the Company's executive officers are determined by taking into consideration performance, length of tenure with the Company, compensation by industry competitors for comparable positions and career achievements. Salaries paid within the industry are weighted more heavily in setting base salary levels. In order to determine comparable salary levels paid within the industry, the Committee reviews various industry surveys and publicly filed information of its competitors.

In addition to their base salaries, the Company's executive officers may be awarded an annual bonus, depending on Company performance relative to its business plan and the Committee's assessment of the executive officer's personal contribution to such performance. Such performance may be measured by several criteria that are considered important to the Company's success. These criteria are not specifically weighted in the determination of whether to award an annual bonus to an executive officer, since the relative importance of such criteria may change from year to year and the relative responsibilities of each executive officer in the achievement of each of the objectives may differ. Examples of criteria considered are: quantity of oil and gas reserves added; finding cost of oil and gas reserves; control of lifting costs; efficiency of general and administrative expenses; management of drilling budget; and overall financial management.

The Company also utilizes stock warrants/options ("Options") as an incentive for executive officers. The size of Option grants is dependent on individual performance, level of responsibility and base salary and the number of shares covered by all outstanding Options in relation to the total number of outstanding shares of Common Stock and Common Stock equivalents. Options are used in order to align the benefits received by the executive officers with the amount of appreciation realized by the stockholders. Options granted to current officers and directors have been at exercise prices not less than the fair market value of the stock on the date of the grant.

The Company's Chief Executive Officer, Carter G. Mathies, assumed the additional responsibilities of Chairman of the Board of Directors effective September 2, 1992. Mr. Mathies and the Company entered into an initial three-year employment agreement on October 1, 1990. This contract was extended for an additional two years and expired September 30, 1995. Thus, Mr. Mathies is currently employed by the Company on an "at-will" basis. Since October 1, 1990, Mr. Mathies' base salary has been increased from $125,000 per year to $150,000 per year. In October, 1990, Mr. Mathies was granted warrants to acquire 450,000 shares of Common Stock at $2.00 per share, vesting over a two-year period. Of this total, 30,000 were exercised during fiscal 1993. In 1994, Mr. Mathies was granted Incentive Stock Options pursuant to the Company's 1987 Employee Stock Option Plan, to acquire 100,000 shares of the Company's Common Stock at an exercise price of $2.75 per share. These options vest over a three-year period. Additionally, Mr. Mathies was granted a warrant to acquire 50,000 shares of the Company's Common Stock at an exercise price of $2.75 per share, which warrant also vests over a three-year period.

Page 9                                                    Tipperary Corporation
-------------------------------------------------------------------------------


                           COMPENSATION COMMITTEE
                         Anthony F. Kramer, Chairman
                              James A. McAuley
                              Eugene I. Davis
                             December 1, 1995

                       1987 EMPLOYEE STOCK OPTION PLAN

In 1987, the Company adopted the 1987 Employee Stock Option Plan ("the Plan") for the purpose of promoting the growth and general prosperity of the Company by attracting and retaining the best available personnel and by providing such employees with additional incentive to contribute to the success of the Company.


The Plan currently allows the grant of a maximum of 383,000 incentive stock options and nonstatutory stock options (together, the "Options") to employees, including officers and directors who are also employees, of the Company or any parent or subsidiary corporation of the Company, to purchase shares of the Common Stock, $.02 par value, of the Company. The Company currently has 20 employees, all of which may be granted Options under the Plan, including all executive officers who are also employees.

To date, there have been 327,250 Options to purchase Common Stock granted, of which 21,600 have been exercised. There are currently outstanding 228,400 options to purchase Common Stock at an exercise price of $2.75 per share, 1,250 options to purchase Common Stock at an exercise price of $3.52 per share, 15,000 options to purchase Common Stock at an exercise price of $5.13 per share, 15,000 options to purchase Common Stock at an exercise price of $3.69 per share and 46,000 options to purchase Common Stock at an exercise price of $4.75 per share. The market value of the Common Stock underlying the Options as of December 1, 1995 was $4.50.

Mr. Mathies has been granted an option under the Plan for 100,000 shares of Common Stock at an exercise price of $2.75 of which 33,333 shares are vested as of December 1, 1995. Mr. Bradshaw has a presently exercisable option to
acquire 1,250 shares under the Plan at an exercise price of $3.52.   Mr.
Bradshaw also has an option to acquire 100,000 shares under the Plan at an exercise price of $2.75. He exercised 20,000 shares during the fiscal year and 13,333 unexercised shares are vested as of December 1, 1995.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as set forth above and under "Executive Compensation," the Company is not aware of any transaction, or series of similar transactions to which the Company or any of its subsidiaries is or will be a party, in which nominees for election as a director, any principal security holder or any member of the immediate family of any of the foregoing persons has a direct or indirect material interest.

                            ELECTION OF DIRECTORS

The Company's By-Laws authorize the Board of Directors to be comprised of not less than 3 nor more than 15 members. The Company's Board of Directors has presently determined that the Board shall be comprised of 6 members, but reserves the right to increase the number of directors if the need arises. The 6 nominees listed below have been recommended by the Nominating Committee and approved by the full Board of Directors. Upon election, they shall constitute at that date the Company's entire Board of Directors.

It is intended that the enclosed proxy will be voted FOR the election of the 6 nominees named below to the Company's Board of Directors, unless authority to so vote is withheld on the proxy. In the event any nominee is unable to serve as a director for any reason not currently known or contemplated, the person named as Proxy will have discretionary authority in that instance to vote the proxy for any substitute nominee that the Board of Directors may designate. Each nominee elected to serve as director will hold office until the next Annual Meeting or until his successor is elected and qualified.

The following sets forth information as of December 1, 1995 with respect to each nominee for director:

Page 10                                                    Tipperary Corporation
-------------------------------------------------------------------------------


CARTER G. MATHIES, 39, was named President and Chief Executive Officer of the Company on November 3, 1989. Mr. Mathies was appointed to the Board of Directors on November 17, 1989 and appointed Chairman of the Board on September 2, 1992. From March, 1985 through October, 1989, Mr. Mathies was employed by BWAB Incorporated, an independent oil and gas company located in Denver, Colorado, as Manager of Land and Special Projects. Prior to his employment with BWAB, Mr. Mathies was Vice President and co-owner of Monarch Energy Corporation, a Denver-based oil and gas acquisition company.

EUGENE I. DAVIS, 40, was elected to the Board of Directors on September 2, 1992. Mr. Davis had served as outside legal counsel to the Company since 1984. He is currently President and Director of Emerson Radio Corp., a company with a class of equity securities registered under the Securities Exchange Act of 1934. Emerson Radio Corp. filed a petition under Chapter 11 under federal bankruptcy laws in 1993 which was discharged on March 31, 1994. He practiced law with Holmes, Millard and Duncan, Dallas, Texas, from June, 1989 to September, 1992. From February, 1988 to May, 1989, he was a partner in the law firm of Arter, Hadden and Witts of Dallas, Texas. Prior to that time, Mr. Davis was with the Dallas, Texas office of the law firm Akin, Gump, Strauss, Hauer & Feld.

JAMES A. MCAULEY, 65, a petroleum engineer, has been a director of the Company since February 24, 1987. Mr. McAuley was formerly President of Milmac, Inc., a Dallas-based firm which originally was a 49% partner in Double-Double Partners
II. Double-Double Partners II, prior to July 31, 1995, owned 15.9% of the Company's Common Stock. Upon the liquidation of Milmac, Inc. in March, 1988, Mr. McAuley was distributed a 12.25% partnership interest in Double-Double Partners II. Double-Double Partners II was liquidated on July 31, 1995, whereupon Mr. McAuley was distributed 218,453 shares of the Company's Common Stock. He is currently President and Chief Executive Officer of Milmac Operating Company, a Lubbock, Texas oil and gas operating company and D&M Engineering, Inc., a Texas corporation involved in gas processing for the recovery of sulphur and the reduction of sulphur dioxide emissions.

ANTHONY F. KRAMER, 55, has been a director of the Company since 1986. On October 31, 1989, Mr. Kramer was named Chairman of the Board of Tipperary Corporation and served as such until his resignation on September 2, 1992.
Since 1967, Mr. Kramer has been associated with Draper and Kramer Incorporated, a Chicago-based real estate investment firm. Mr. Kramer has served as Senior Vice President and a director of Draper and Kramer Incorporated since December 16, 1974. He was elected Treasurer of Draper and Kramer Incorporated in 1977 and continues to hold such position. Mr. Kramer was promoted to Executive Vice President of Draper and Kramer Incorporated on July 17, 1991. Mr. Kramer is also Executive Vice President and a Director of SDK Incorporated and Chairman of the Board of Directors of Texland Oil, Inc., its wholly-owned subsidiary, which owns approximately 28% of the Company's Common Stock. Draper and Kramer Incorporated is also a 20% shareholder of SDK Incorporated.

DAVID L. BRADSHAW, 41, a certified public accountant, has been Vice President and Chief Financial Officer of the Company since November 3, 1989 and a director since January 23, 1990. Mr. Bradshaw was additionally appointed Chief Operating Officer on January 24, 1995. He served as Treasurer of the Company from January 1, 1987 through November 2, 1989. Mr. Bradshaw joined the Company as tax manager in January, 1986. Prior to joining the Company, Mr. Bradshaw was an officer and owner in a privately held oil and gas company. From 1977 to 1983, Mr. Bradshaw was employed in public accounting, most recently as tax manager in the Midland, Texas office of Price Waterhouse.

MARSHALL D. LEES, 42, was elected to the Board of Directors on September 30, 1995. Mr. Lees joined Slough Estates in 1987 and is the President of SDK Incorporated, Slough Parks, Inc. and Slough Estates Canada. Prior to 1987, Mr. Lees held various management positions with Imperial Group plc and BAT (UK & Export) Ltd., in the United Kingdom.

EXECUTIVE OFFICERS

In addition to Messrs. Mathies and Bradshaw above, the following sets forth information with respect to the remainder of the Company's executive officers:

ROBERT T. LARSON, JR., 49, was Manager - Oil & Gas Operations from January 15, 1992, until October 9, 1994, at which time he became Manager of Exploration and Development. He held that position until his election as Vice President - Exploration and Development on January 24, 1995. Prior to joining the Company, Mr. Larson was Vice President/Exploration Manager of Q2 Exploration, Inc./Quest Energy Corporation an oil and gas company located in Denver, Colorado.

Page 11                                                    Tipperary Corporation
-------------------------------------------------------------------------------


JEFF T. OBOURN, 37, became employed as the Company's Vice President - Land on February 1, 1993. From 1987 to 1993, Mr. Obourn was President of Obourn Brothers, Inc., of Englewood, Colorado, an oil and gas land brokerage business.

LARRY G. SUGANO, 42, a petroleum engineer, was employed by the Company as its Engineering Manager on October 10, 1994. Mr. Sugano held that position until his election as Vice President - Engineering on January 24, 1995. During 1994 until his employment with the Company, he was a consultant for several oil and gas companies. Mr. Sugano was employed by Graham Royalty, Ltd., Denver, Colorado, from 1984 to 1991 as Senior Petroleum Engineer and from 1991 to 1993 as District Manager.

WAYNE W. KAHMEYER, 61, was employed by the Company as its Controller on June 1, 1993. In addition to that position, Mr. Kahmeyer was elected as Principal Accounting Officer on January 24, 1995. From 1982 until his employment with the Company, Mr. Kahmeyer was Vice President, Finance of Coors Energy Company, Golden, Colorado.

There are no family relationships between or among the executive officers and nominees to the Board of Directors of the Company. There are no arrangements or understandings between any of the directors or nominees or any other person pursuant to which any person was or is to be elected as a director or nominee.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors, subject to ratification by the shareholders at the Annual Meeting, has reappointed Price Waterhouse as independent accountants of the Company for the fiscal year ending September 30, 1996. Price Waterhouse has been the Company's independent accounting firm since 1971. The Company has been advised that neither Price Waterhouse nor any member thereof has any direct financial interest or any material indirect interest in the Company.

Shareholders are requested to vote FOR the ratification of the reappointment of Price Waterhouse as the Company's independent accountants for fiscal 1996.

Representatives of Price Waterhouse are expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement, if they desire to do so. It is expected that such representatives will be available to respond to appropriate shareholder questions.

                                  ANNUAL REPORT

An Annual Report containing the Company's certified Consolidated Financial Statements as of September 30, 1995, accompanies this Proxy Statement. No part of such Annual Report is incorporated herein by reference and no part thereof is to be considered proxy soliciting material.

                                    FORM 10-K

SHAREHOLDERS MAY OBTAIN, WITHOUT CHARGE, THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO THE SECRETARY OF THE COMPANY AT 633 SEVENTEENTH STREET, SUITE 1550, DENVER, COLORADO 80202.

                              SHAREHOLDER PROPOSALS

Shareholders desiring to submit proposals for action at the Company's 1997 Annual Meeting of Shareholders, including nominations of the Board of Directors to be considered by the Company's Nominating Committee, must submit such proposals to the Company at its principal offices not later than October 15, 1996.

Page 12                                                    Tipperary Corporation
-------------------------------------------------------------------------------


                                DISCRETIONARY AUTHORITY

The Company's Board of Directors does not know of any other business to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting, however, it is intended that the persons named in the enclosed proxy will vote said proxy in accordance with their best judgment.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              Elaine R. Treece
                              Corporate Secretary

Date:  December 22, 1995

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 24, 1996

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders ("Notice") of Tipperary Corporation (the "Company") to be held on January 24, 1996, and the Proxy Statement in connection therewith, each dated December 22, 1995; (b) appoints Carter G. Mathies and David L. Bradshaw, each with the power to act alone or to appoint his substitute, as attorneys and proxies to represent and vote, as designated below, all the shares of Common Stock, par value $0.02 per share, of the Company held of record by the undersigned on December 1, 1995, at such Annual Meeting and at any adjournment(s) thereof; and (c) revokes any proxies heretofore given.

1.         The election of six (6) directors to serve until the next Annual Meeting of Shareholders or until their successors shall be duly elected and qualified
           Nominees:
             Carter G. Mathies, David L. Bradshaw, Anthony F. Kramer, Eugene I. Davis, Marshall D. Lees, James A. McAuley
           / /  For all nominees, except those whose name(s)        / /  WITHHOLD AUTHORITY
              is (are) written below.                                  to vote for all nominees.
------------------------------------------------------------------------------------------------------------------------
2.         The ratification of the reappointment of Price Waterhouse as the Company's independent accountants for the fiscal year ending September 30, 1996;
                                   / /  FOR                     / /  AGAINST                     / /  ABSTAIN
3.         In their discretion, the Proxy is  authorized to vote upon such other  business as may properly come before  the
           Annual Meeting or any adjournment(s) thereof.

                    (Continued, and to be signed, on page 2)

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED ON THIS PROXY, FOR PROPOSAL NO. 2 AND IN THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

If your shares are registered in the name of a brokerage firm or bank, only your bank or broker can vote your stock and only after receiving your specific instruction.

This proxy revokes all prior proxies.

Dated: ------------------------ , 19 ---      Signature(s):

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------
                                              Important:  please date this proxy
                                              and  sign  exactly  as  your  name
                                              appears  to the left. When signing
                                              as attorney, administrator,
                                              trustee or  guardian, please  give
                                              your  full  title  as  such.  When
                                              stock is in the name of more  than
                                              one   person,  each   such  person
                                              should sign the proxy.